SUPPLEMENT DATED OCTOBER 27, 2025

TO THE UPDATING SUMMARY PROSPECTUS DATED APRIL 28, 2025

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

SEPARATE ACCOUNT A

Fixed and Variable Deferred Annuity Contracts

GUP and GTS-VA

This supplement updates certain information in the above referenced updating summary prospectus (the “Prospectus”). Except as indicated in this supplement, all other information included in the Prospectus and Appendix A—Funds Available Under the Contract (“Appendix A”), including the footnotes, remains unchanged. You should read this supplement in conjunction with your Prospectus and retain it for future reference. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectus. The Prospectus is revised as follows:

The following table replaces the current table in its entirety in Appendix A:

Type	Fund – Share Class Adviser/Sub-Adviser	Current Expenses	Platform Charge[2]	Current Expenses + Platform Charge	Average Annual Total Returns (as of Dec. 31, 2024)
					1 Year	5 Year	10 Year (or life of fund)
Domestic Large-Cap Equity	Stock Index Fund[1,3] Adviser: The Variable Annuity Life Insurance Company Sub-Adviser: BlackRock Investment Management, LLC	0.23%	None	0.23%	13.17%	15.59%	12.50%

You should read the Fund prospectus for more detailed information about the Fund. The Fund prospectus may be obtained by visiting our website at https://www.corebridgefinancial.com/rs/prospectus-and-reports/annuities or by calling us at 1-800-448-2542.

Please keep this supplement with your Prospectus.